Exhibit 10.2

May 3, 2021

Dianna Mell Meredith Frazier

Edwin T. Meredith, IV

c/o Michael J. Sorrow

McDermott Will & Emery LLP

444 West Lake Street, Suite 4000

Chicago, IL 60606

Re:	Meredith Holdings Corporation - Registration Rights

Dear Mell and Tom:

Reference is made to (i) that certain Agreement and Plan of Merger by and among Meredith Corporation (the “Company”), Gray Television, Inc., a Georgia corporation (“Parent”) and Gray Hawkeye Stations, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, dated as of the date hereof (the “Merger Agreement”), and (ii) that certain Voting and Support Agreement by and between Dianna Mell Meredith Frazier and Edwin T. Meredith, IV (the “Shareholders”) and Parent, dated as of the date hereof (the “Voting Agreement”). Subject to the terms and conditions set forth in the Merger Agreement and the Separation and Distribution Agreement (as defined in the Merger Agreement), immediately prior to the closing of the Merger (as defined in the Merger Agreement), the Company intends to separate its local media group and national media group operations into two independent companies by distributing (the “Distribution”) to the Company’s shareholders, on a pro rata basis, the issued and outstanding capital stock of Meredith Holding Corporation, an Iowa corporation and newly formed wholly owned subsidiary of the Company (“SpinCo”), which will hold the Company’s national media group and corporate segments following the separation (collectively, the “Spin-Off”). In connection with the Distribution and the Spin-Off and to provide the Shareholders with incentive in connection with entering into the Voting Agreement, SpinCo agrees as follows:

1. In connection with the Distribution, within thirty days of the Distribution and closing of the Merger (as defined in the Merger Agreement), SpinCo shall prepare and file one or more Registration Statements with the U.S. Securities Exchange Commission (the “Shareholder Registration Statement”) for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), registering the resale from time to time by the Shareholders of all of the securities of SpinCo held by the Shareholders (the “Securities”). The Shareholder Registration Statement shall be on Form S-3 to the extent SpinCo is so eligible under interpretations of the staff of the SEC (including, without limitation, Staff Legal Bulletin No. 4). If SpinCo determines that it is not eligible to file the Shareholder Registration Statement on Form S-3, the Shareholder Registration Statement shall be on Form S-1; provided, that SpinCo shall file, within thirty (30) days of such time as Form S-3 is available for the Shareholder Registration Statement, a post-effective amendment to the Shareholder Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering the Securities for resale on Form S-3 (provided that SpinCo shall maintain the effectiveness of the Shareholder Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Securities has been declared effective by the SEC). SpinCo shall use its commercially reasonable best efforts to cause the Shareholder Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following closing of the Merger if the SEC notifies SpinCo that it will not review the Shareholder Registration Statement or (B) sixty (60) days following the closing of the Merger if the SEC notifies SpinCo that it will review the Shareholder Registration Statement, and (ii) three (3) Business Days after (A) the date the SEC notifies SpinCo that it will not review the Shareholder Registration Statement or (B) in the event that the SEC reviews the Shareholder Registration Statement, the date the SEC notifies SpinCo that it has no further comments on the Shareholder Registration Statement, as applicable (the “Effectiveness Deadline”). The Shareholder Registration Statement shall contain a prospectus in such form as to permit any Shareholder to sell the Securities pursuant to Rule 415 under the Securities Act at any time beginning on the effective date of the Shareholder Registration Statement, and SpinCo shall file with the SEC the final form of the prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the first (1st) Business Day after the Shareholder Registration Statement becomes effective. The Shareholder Registration Statement shall provide that the Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Shareholders. Without limiting the foregoing, subject to any comments from the SEC, each Registration Statement filed shall include a “plan of distribution” approved by the Shareholders. The Shareholders shall have the opportunity to review and comment on the Shareholder Registration Statement and any amendments thereto prior to their filing with the SEC. No Shareholder shall be named as an “underwriter” in any Registration Statement without the Shareholder’s prior written consent.

2. Demand Rights. To facilitate the Shareholders’ sale of shares of SpinCo, the Shareholders shall be entitled to make up to three underwritten offerings and an unlimited number of block sale (including any non-marketed underwritten takedown offerings) upon customary terms pursuant to the Shareholder Registration Statement. SpinCo shall take such actions so as to allow the offering to occur (i) within thirty days of SpinCo’s receipt of written notice from a Shareholder of its desire to sell securities pursuant to an underwritten offering, and (ii) within five days of SpinCo’s receipt of written notice from a Shareholder of its desire to sell securities pursuant to a non-marketed underwritten takedown offering.

3. SpinCo shall be responsible for all expenses related to the Shareholder Registration Statement except for any underwriter discounts and commissions incurred in connection with any sales made pursuant to the Shareholder Registration Statement. SpinCo shall provide customary indemnification rights to the Shareholders in connection with the Shareholder Registration Statement. In connection with any underwritten public offering pursuant to the Shareholder Registration Statement, SpinCo shall use its commercially reasonable best efforts to (i) cause its independent public accountants to deliver a comfort letter to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request, (ii) cause its outside counsel to deliver a legal opinion in customary form and covering such matters of the type customarily covered by legal opinions in such transactions, and (iii) make available for inspection by a representative of the Shareholders, any underwriter participating in any disposition pursuant to the Shareholder Registration Statement and any attorney, accountant or other agent retained by any such representative or underwriter, all financial and other records, pertinent corporate and business documents and properties of SpinCo as shall be reasonably requested to enable the underwriters to exercise their due diligence responsibility, and cause SpinCo’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with a sale of securities made pursuant to the Shareholders Registration Statement. SpinCo shall take such other actions as are customary in connection with the registration rights granted hereunder.

This letter agreement will be governed by and construed in accordance with the laws of the State of Iowa without giving effect to that body of laws pertaining to conflict of laws. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This letter agreement may be executed and delivered by facsimile or PDF and upon such delivery, a copy of the signature will be deemed to have the same effect as if the original signature had been delivered to the other parties.

[Signature Pages Immediately Follow.]

If the foregoing accurately memorializes our agreement to the matters described above, please sign below.

Very truly yours,

MEREDITH HOLDINGS CORPORATION

By:
Name:	Jason Frierott
Title:	Vice President, Secretary and Treasurer

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

Shareholders:

DIANNA MELL MEREDITH FRAZIER

Dianna Mell Meredith Frazier, individually and
as trustee / investment adviser of Meredith
family trusts that own Subject Shares

c/o	Michael J. Sorrow
McDermott Will & Emery LLP
444 West Lake Street, Suite 4000
Chicago, IL 60606

EDWIN T. MEREDITH, IV

Edwin T. Meredith, IV, as trustee / investment
adviser of Meredith family trusts that own
Subject Shares

c/o	Michael J. Sorrow
McDermott Will & Emery LLP
444 West Lake Street, Suite 4000
Chicago, IL 60606

cc:	Cooley LLP

[Signature Page to Side Letter]

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

Shareholders:

DIANNA MELL MEREDITH FRAZIER

Dianna Mell Meredith Frazier, individually and
as trustee / investment adviser of Meredith
family trusts that own Subject Shares

c/o	Michael J. Sorrow
McDermott Will & Emery LLP
444 West Lake Street, Suite 4000
Chicago, IL 60606

EDWIN T. MEREDITH, IV

Edwin T. Meredith, IV, as trustee / investment
adviser of Meredith family trusts that own
Subject Shares

c/o	Michael J. Sorrow
McDermott Will & Emery LLP
444 West Lake Street, Suite 4000
Chicago, IL 60606

cc:	Cooley LLP

[Signature Page to Side Letter]